EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Your Digital Memories, Inc. (the "Company") on Form 10-K for the period ended May 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aaron Bard, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/ Aaron Bard
                         -------------------------------------------------------
Date: July 24, 2008      Aaron Bard
                         President, CEO, Secretary Treasurer and Director
                         (Principal Executive, Financial and Accounting Officer)